Exhibit 99.1

PRESS RELEASE

SEACOR HOLDINGS ANNOUNCES SIGNING OF EXCHANGE AGREEMENT

Fort Lauderdale, Florida

May 9, 2018

FOR IMMEDIATE RELEASE -- SEACOR Holdings Inc. (the “Company”) (NYSE:CKH) announced today that it entered into exchange agreements (the “Exchange Agreements”) with certain beneficial owners (collectively the “Investors”) of the Company’s outstanding 3.00% convertible senior notes due 2028 (the “Old Notes”) pursuant to which such Investors will exchange (the “Exchange”) approximately $117.8 million in aggregate principal amount of the Company’s Old Notes for approximately $117.8 million in aggregate principal amount of its 3.25% convertible senior notes due 2030 (the “New Notes”).

The New Notes will be the senior, unsecured obligations of the Company and will bear interest at a rate of 3.25% per annum, payable semiannually in arrears on May 15 and November 15 of each year, beginning on November 15, 2018. In addition to regular interest, beginning on May 15, 2025 contingent interest will accrue at a rate per annum of 0.45% of the average trading price of the New Notes over a specified period of time, if such trading price exceeds a threshold. The New Notes will mature on May 15, 2030, unless earlier redeemed, repurchased or converted.

Prior to February 15, 2030, the convertible notes will be convertible only upon satisfaction of certain conditions, and thereafter, at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date. The conversion rate will initially equal approximately 13.1920 shares of the Company’s common stock per $1,000 principal amount of New Notes, which corresponds to an initial conversion price of approximately $75.80 per share of the Company’s common stock, representing a conversion premium of approximately 37.5% to the closing sale price of the Company’s common stock on May 8, 2018 of $55.13. The conversion rate will be subject to adjustment upon the occurrence of certain events. Upon conversion of the convertible notes, the Company will, at its election, pay or deliver, as the case may be, cash, shares of its common stock, or a combination of cash and shares of its common stock.

The Company may not redeem the New Notes prior to May 15, 2022. On or after May 15, 2022 and before May 15, 2025, the Company may redeem all or part of the New Notes for cash if the last reported sale price of the Company’s common stock is equal to or greater than 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) on, and including, the trading day immediately before the date the Company sends the related redemption notice. On and after May 15, 2025, the Company may redeem all or part of the New Notes for cash without regard to the trading price condition described above. The redemption price for the New Notes to be redeemed will equal 100% of the principal amount of the New Notes being redeemed, plus accrued and unpaid interest. If we undergo a fundamental change, the holders of the New Notes will have the right to require us to purchase all or any portion of their notes for cash at purchase price of 100% of the principal amount of the New Notes to be purchased plus any accrued and unpaid interest. The holders of the New Notes will also have the right to require us to purchase all or any portion of their notes for cash on May 15, 2025 at a purchase price of 100% of the principal amount of the New Notes to be purchased plus any accrued and unpaid interest.

The offer and sale of the New Notes and the shares issuable upon conversion thereof, if any, offered and sold in the Exchange have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and the New Notes and any such shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein.

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Forward Looking Statements

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, including risks relating to weakening demand for the Company’s services as a result of unplanned customer suspensions, cancellations, rate reductions or non-renewals of vessel charters or failures to finalize commitments to charter vessels, increased government legislation and regulation of the Company’s businesses that could increase the cost of operations, increased competition if the Jones Act is repealed, liability, legal fees and costs in connection with the provision of emergency response services, decreased demand for the Company’s services as a result of declines in the global economy, declines in valuations in the global financial markets and a lack of liquidity in the credit sectors, including, interest rate fluctuations, availability of credit, inflation rates, change in laws, trade barriers, commodity prices and currency exchange fluctuations, activity in foreign countries and changes in foreign political, military and economic conditions, changes in foreign and domestic oil and gas exploration and production activity, safety record requirements related to Ocean Transportation & Logistics Services, decreased demand for Ocean Transportation & Logistics Services due to construction of additional refined petroleum product, natural gas or crude oil pipelines or due to decreased demand for refined petroleum products, crude oil or chemical products or a change in existing methods of delivery, compliance with U.S. and foreign government laws and regulations, including environmental laws and regulations and economic sanctions, the dependence of Ocean Transportation & Logistics Services and Inland Transportation & Logistics Services on several key customers, consolidation of the Company’s customer base, the ongoing need to replace aging vessels, industry fleet capacity, restrictions imposed by the Shipping Acts on the amount of foreign ownership of the Company’s Common Stock, operational risks of Ocean Transportation & Logistics Services and Inland Transportation & Logistics Services, effects of adverse weather conditions and seasonality, the level of grain export volume, the effect of fuel prices on barge towing costs, variability in freight rates for inland river barges, the effect of international economic and political factors on Inland Transportation & Logistics Services’ operations, the ability to realize anticipated benefits from acquisitions and other strategic transactions, adequacy of insurance coverage, the attraction and retention of qualified personnel by the Company, and various other matters and factors, many of which are beyond the Company’s control as well as those discussed in Item 1A. (Risk Factors) of the Company’s Annual report on Form 10-K and other reports filed by the Company with the Securities and Exchange Commission (“SEC”). It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

For additional information, contact Molly Hottinger at (954) 627-5278 or visit SEACOR’s website at www.seacorholdings.com.